Exhibit 99.2

scansource

Fiscal Fourth Quarter and Full Year

2023 Earnings

"As we enter our new fiscal year, strong free cash flow and focus on Intelisys are keys for our success. Now that the supply chain challenges are behind us, we are normalizing our working capital to meet our margin expectations and market demand."

Mike Baur
Chairman and CEO, ScanSource, Inc.

Key Highlights

- Achieved Strategic Plan for FY23
- Navigated Well through Q4 Cyberattack
- Opportunity with Hybrid Distribution Remains Compelling

FY23 Net Sales and Gross Profit

Consolidated	Specialty Technology Solutions Segment	Modern Communications & Cloud Segment
Net Sales +7% Y/Y $3.8B	STS, Net Sales +12% Y/Y $2.3B	MC&C, Net Sales +1% Y/Y $1.5B
Gross Profit +5% Y/Y $449M, 11.9% margin	STS, Gross Profit +9% Y/Y $224M, 9.6% margin	MC&C, Gross Profit +2% Y/Y $225M, 15.4% margin

© ScanSource 2022

Operating Metrics

$0.68 per share **Q4** -13% Y/Y
$3.47 per share **FY23** +1% Y/Y
GAAP Diluted EPS

4.24% Q4
4.75% FY23
Adjusted EBITDA Margin

$(15)M Q4
$(36)M FY23
Operating Cash Flow

$0.76 per share **Q4** -16% Y/Y
$3.85 per share **FY23** -3% Y/Y
Non-GAAP Diluted EPS*

$40.2M Q4 +4% Y/Y
$179.9M FY23 +8% Y/Y
Adjusted EBITDA*
FY23 all-time Company record

12.9% Q4
14.6% FY23
Adjusted ROIC*
$16M share repurchases in FY23

Fiscal Year 2024 Annual Outlook as of August 22, 2023

Net Sales Growth
At least 3%

Adjusted EBITDA
At least $180 million

Free Cash Flow
At least $150 million

Reiterating Mid-Term Goals Mid-term: 3-to-4-year time frame

Net Sales Growth per year	Adjusted EBITDA Margin	Adjusted ROIC	Recurring Revenue as % of Gross Profits
5%-7.5%	4.5%-5%	Mid Teens	Building to 30%+

Focused Execution of Value Creation Strategy

- A repositioned company – Innovative hybrid distributor
- Building on specialized technologies
- Differentiated market position
- Attractive financial profile
- Delivering long-term sustainable growth

* Non-GAAP measure; adjusted ROIC represents return on invested capital
For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's fourth quarter fiscal year 2024 news release issued on August 22, 2023, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section.

2

© ScanSource 2022

Forward-Looking Statements This Earnings Infographic and supporting materials contain certain comments that are “forward- looking” statements, including statements about our FY24 outlook, growth opportunities and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the following factors, which are neither presented in order of importance nor weighted: macroeconomic conditions, including potential prolonged economic weakness, inflation and supply chain challenges, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting our international operations, economic weakness and inflation, risk to our business from a cyberattack, a failure of our IT systems, failure to hire and retain quality employees, loss of our major customers, relationships with our key suppliers and customers or a termination or a modification of the terms under which we operate with these key suppliers and customers, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2023 filed with the Securities and Exchange Commission. Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP net sales, non-GAAP SG&A expenses, adjusted EBITDA, adjusted EBITDA margin, net debt, adjusted ROIC, free cash flow and net sales less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 3

ScanSource, Inc.
Earnings Infographic
Q4 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 947,149	$ 885,519	$1,011,241	$ 943,813	$ 962,283	7%	(2)%
Gross profit	$ 108,659	$ 111,762	$ 115,334	$ 113,485	$ 110,792	(3)%	(2)%
Gross profit margin %	*11.5 %*	*12.6 %*	*11.4 %*	*12.0 %*	*11.5 %*	*(115) bp*	*(4) bp*
SG&A expenses	$ 74,358	$ 70,669	$ 69,074	$ 71,593	$ 75,905	5%	(2)%
Operating income	$ 27,289	$ 34,279	$ 39,432	$ 34,888	$ 27,424	*(20)%*	*—%*
Operating income margin %	*2.88 %*	*3.87 %*	*3.90 %*	*3.70 %*	*2.85 %*	*(99) bp*	*3 bp*
Net income	$ 17,095	$ 21,221	$ 25,734	$ 24,042	$ 19,947	*(19)%*	*(14)%*
Diluted EPS	$ 0.68	$ 0.83	$ 1.01	$ 0.94	$ 0.78	*(18)%*	*(13)%*
Select reported Non-GAAP measures: [(a)]							
Non-GAAP operating income	$ 32,806	$ 38,449	$ 40,724	$ 39,129	$ 31,864	(15)%	3%
Non-GAAP operating income margin %	*3.46 %*	*4.34 %*	*4.03 %*	*4.15 %*	*3.31 %*	*(88) bp*	*15 bp*
Non-GAAP net income	$ 19,213	$ 24,330	$ 26,941	$ 27,203	$ 23,266	(21)%	(17)%
Non-GAAP diluted EPS	$ 0.76	$ 0.96	$ 1.06	$ 1.07	$ 0.91	(21)%	(16)%
Adjusted EBITDA	$ 40,199	$ 45,656	$ 48,815	$ 45,275	$ 38,672	(12)%	4%
Adjusted EBITDA margin %	*4.24 %*	*5.16 %*	*4.83 %*	*4.80 %*	*4.02 %*	*(91) bp*	*23 bp*
Adjusted ROIC	12.9 %	14.6 %	15.6 %	15.6 %	14.9 %	(170) bp	(200) bp
Operating cash flow (QTR)	$ (15,261)	$ 54,837	$ (26,885)	$ (48,459)	$ (78,684)	**nm*	**nm*
Operating cash flow (TTM)	$ (35,768)	$ (99,191)	$ (124,321)	$ (115,855)	$ (124,355)	**nm*	**nm*

[(a)] *See pages 13 through 15 for the calculation of non-GAAP measures and reconciliations to GAAP measures.*

**nm - percentages are not meaningful*

scansource.com 4 August 22, 2023

ScanSource, Inc.
Earnings Infographic
Q4 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22	Q/Q	Y/Y
Net sales	$ 561,501	$ 565,652	$ 627,548	$ 576,329	$ 580,619	(1)%	(3)%
Gross profit	$ 51,440	$ 57,664	$ 56,732	$ 58,404	$ 53,994	(11)%	(5)%
Gross profit margin %	*9.2 %*	*10.2 %*	*9.0 %*	*10.1 %*	*9.3 %*	*(103) bp*	*(14) bp*
GAAP operating income	$ 14,343	$ 19,811	$ 19,682	$ 21,852	$ 15,408	(28)%	(7)%
GAAP operating income %	*2.55 %*	*3.50 %*	*3.14 %*	*3.79 %*	*2.65 %*	*(95) bp*	*(10) bp*
Add: Intangible amortization expense	$ 1,261	$ 1,266	$ 1,266	$ 1,341	$ 1,491	—%	(15)%
Non-GAAP operating income	$ 15,604	$ 21,077	$ 20,948	$ 23,193	$ 16,899	*(26)%*	*(8)%*
Non-GAAP operating income %	*2.78 %*	*3.73 %*	*3.34 %*	*4.02 %*	*2.91 %*	*(95) bp*	*(13) bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 14,343	$ 19,811	$ 19,682	$ 21,852	$ 15,408	(28)%	(7)%
Plus:							
Depreciation expense	1,954	1,862	1,873	1,941	2,089	5%	(6)%
Intangible amortization expense	1,261	1,266	1,266	1,341	1,491	—%	(15)%
Interest income	776	354	194	321	325	119%	139%
Other income/(expense), net	(40)	(54)	71	(125)	(141)	*nm	*nm
EBITDA	18,294	23,239	23,086	25,330	19,172	(21)%	(5)%
Adjustments:							
Share-based compensation expense	1,586	1,867	2,203	1,556	1,710	(15)%	(7)%
Adjusted EBITDA (non-GAAP)	$ 19,880	$ 25,106	$ 25,289	$ 26,886	$ 20,882	*(21)%*	*(5)%*
Adjusted EBITDA (non-GAAP) %	*3.54 %*	*4.44 %*	*4.03 %*	*4.67 %*	*3.60 %*	*(90) bp*	*(6) bp*

**nm - percentages are not meaningful*

scansource.com
5
August 22, 2023

ScanSource, Inc.
Earnings Infographic
Q4 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Modern Communications & Cloud, 5-Quarter Financial Summary

($ in thousands)

	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22	Q/Q	Y/Y
Net sales	$ 385,648	$ 319,867	$ 383,693	$ 367,484	$ 381,664	21%	1%
Gross profit	$ 57,219	$ 54,098	$ 58,602	$ 55,081	$ 56,798	6%	1%
Gross profit margin %	*14.8 %*	*16.9 %*	*15.3 %*	*15.0 %*	*14.9 %*	*(210) bp*	*(10) bp*
GAAP operating income	$ 14,406	$ 14,468	$ 19,750	$ 13,036	$ 12,016	—%	20%
GAAP operating income %	3.74 %	4.52 %	5.15 %	3.55 %	3.15 %	*(78) bp*	*59 bp*
Add: Intangible amortization expense	$ 2,924	$ 2,904	$ 2,884	$ 2,900	$ 2,949	1%	(1)%
Add: Tax recovery[(a)]	$ (128)	$ —	$ (2,858)	$ —	$ —	*nm	*nm
Non-GAAP operating income	$ 17,202	$ 17,372	$ 19,776	$ 15,936	$ 14,965	(1)%	15%
Non-GAAP operating income %	*4.46 %*	*5.43 %*	*5.15 %*	*4.34 %*	*3.92 %*	*(90) bp*	*60 bp*

Reconciliation of Operating Income to Adjusted EBITDA	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22	Q/Q	Y/Y
GAAP operating income	$ 14,406	$ 14,468	$ 19,750	$ 13,036	$ 12,016	—%	20%
Plus:							
Depreciation expense	1,117	1,042	1,034	1,046	1,172	7%	(5)%
Intangible amortization expense	2,924	2,904	2,884	2,900	2,949	1%	(1)%
Interest income	1,309	1,356	1,834	1,269	1,035	(3)%	26%
Other income/(expense), net	(309)	(307)	(280)	(623)	(542)	*nm	*nm
EBITDA	19,447	19,463	25,222	17,628	16,630	—%	17%
Adjustments:							
Share-based compensation expense	1,000	1,087	1,161	760	1,162	(8)%	(14)%
Tax recovery[(a)]	(128)	—	(2,858)	—	—	*nm	*nm
Adjusted EBITDA (non-GAAP)	$ 20,319	$ 20,550	$ 23,525	$ 18,388	$ 17,792	(1)%	14%
Adjusted EBITDA (non-GAAP) %	*5.27 %*	*6.42 %*	*6.13 %*	*5.00 %*	*4.66 %*	*(116) bp*	*61 bp*

(a) Recovery of prior period withholding taxes in Brazil

**nm - percentages are not meaningful*

scansource.com
6
August 22, 2023

ScanSource, Inc.
Earnings Infographic
Q4 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - QTR

($ in thousands)

Net Sales by Segment:

	Q4 FY23	Q4 FY22	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 561,501	$ 580,619	(3.3)%
Foreign exchange impact (a)	76	—	
Net sales, constant currency (non-GAAP)	$ 561,577	$ 580,619	(3.3)%
Modern Communications & Cloud:			
Net sales, as reported	$ 385,648	$ 381,664	1.0 %
Foreign exchange impact (a)	139	—	
Net sales, constant currency (non-GAAP)	$ 385,787	$ 381,664	1.1 %
Consolidated:			
Net sales, as reported	$ 947,149	$ 962,283	(1.6)%
Foreign exchange impact (a)	215	—	
Net sales, constant currency (non-GAAP)	$ 947,364	$ 962,283	(1.6)%

Net Sales by Geography:

	Q4 FY23	Q4 FY22	% Change
United States and Canada:			
Net sales, as reported	$ 854,521	$ 865,737	(1.3)%
International:			
Net sales, as reported	$ 92,628	$ 90,761	2.1 %
Foreign exchange impact (a)	215	—	
Net sales, constant currency (non-GAAP)	$ 92,843	$ 90,761	2.3 %
Consolidated:			
Net sales, as reported	$ 947,149	$ 962,283	(1.6)%
Foreign exchange impact (a)	215	—	
Net sales, constant currency (non-GAAP)	$ 947,364	$ 962,283	(1.6)%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended June 30, 2023 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended June 30, 2022.

scansource.com 7 August 22, 2023

ScanSource, Inc.
Earnings Infographic
Q4 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - FY

	Fiscal year ended June 30,		
($ In thousands)	2023	2022	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 2,331,030	$ 2,082,321	11.9 %
Foreign exchange impact (a)	(923)	—	
Net sales, constant currency (non-GAAP)	$ 2,330,107	$ 2,082,321	11.9 %
Modern Communications & Cloud:			
Net sales, as reported	$ 1,456,691	$ 1,447,614	0.6 %
Foreign exchange impact (a)	(3,492)	—	
Net sales, constant currency (non-GAAP)	$ 1,453,199	$ 1,447,614	0.4 %
Consolidated:			
Net sales, as reported	$ 3,787,721	$ 3,529,935	7.3 %
Foreign exchange impact (a)	(4,415)	—	
Net sales, constant currency (non-GAAP)	$ 3,783,306	$ 3,529,935	7.2 %

Net Sales by Geography:

	Fiscal year ended June 30,		
($ in thousands)	2023	2022	% Change
United States and Canada:			
Net sales, as reported	$ 3,432,074	$ 3,173,694	8.1 %
International:			
Net sales, as reported	$ 355,647	$ 356,241	(0.2)%
Foreign exchange impact (a)	(4,415)	—	
Net sales, constant currency (non-GAAP)	$ 351,232	$ 356,241	(1.4)%
Consolidated:			
Net sales, as reported	$ 3,787,721	$ 3,529,935	7.3 %
Foreign exchange impact (a)	(4,415)	—	
Net sales, constant currency (non-GAAP)	$ 3,783,306	$ 3,529,935	7.2 %

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended June 30, 2023 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended June 30, 2022.

scansource.com 8 August 22, 2023

ScanSource, Inc.
Earnings Infographic
Q4 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - QTR

($ in thousands)

	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22
Adjusted return on invested capital (ROIC), annualized (a)	**12.9 %**	**14.6 %**	**15.6 %**	**15.6 %**	**14.9 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 17,095	$ 21,221	$ 25,734	$ 24,042	$ 19,947
Plus:					
Interest expense	5,564	5,715	5,060	3,448	1,886
Income taxes	6,367	8,692	10,458	8,241	6,267
Depreciation and amortization	7,255	7,074	7,057	7,228	7,700
EBITDA	36,281	42,702	48,309	42,959	35,800
Adjustments:					
Tax recovery (b)	(128)	—	(2,858)	—	—
Cyberattack restoration costs	1,460	—	—	—	—
Share-based compensation	2,586	2,954	3,364	2,316	2,872
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$ 40,199**	**$ 45,656**	**$ 48,815**	**$ 45,275**	**$ 38,672**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 878,895	$ 862,386	$ 827,004	$ 806,528	$ 806,654
Equity - end of quarter	905,298	878,895	862,386	827,004	806,528
Adjustments:					
Tax recovery, net	(2,100)	—	(1,886)	—	—
Share-based compensation, net	1,921	2,191	2,496	1,718	2,134
Cyberattack restoration costs, net	1,092	—	—	—	—
Discontinued operations net income	(1,717)	—	—	—	—
Average equity	891,695	871,736	845,000	817,625	807,658
Average funded debt (c)	361,792	398,318	392,853	336,428	233,445
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$ 1,253,487**	**$ 1,270,054**	**$ 1,237,853**	**$ 1,154,053**	**$ 1,041,103**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Recovery of prior period withholding taxes in Brazil

(c) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 9 August 22, 2023

ScanSource, Inc.
Earnings Infographic
Q4 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - FY

($ in thousands)		FY23		FY22
Adjusted return on invested capital (ROIC), annualized (a)		**14.6 %**		**17.0 %**
Reconciliation of Net Income to Adjusted EBITDA				
Net income from continuing operations - GAAP	$	88,092	$	88,698
Plus:				
Interest expense		19,786		6,523
Income taxes		33,758		29,925
Depreciation and amortization		28,614		29,884
EBITDA		170,250		155,030
Adjustments:				
Share-based compensation		11,219		11,663
Acquisition and divestiture costs		—		30
Tax recovery		(2,986)		—
Cyberattack restoration costs		1,460		—
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$**	**179,943**	**$**	**166,723**
Invested Capital Calculation				
Equity - beginning of the year	$	806,528	$	731,191
Equity - end of the year		905,298		806,528
Adjustments:				
Share-based compensation, net		8,326		8,709
Cyberattack restoration costs, net		1,092		—
Tax recovery, net		(3,985)		—
Divestiture costs		—		30
Impact of discontinued operations, net of tax		(1,717)		(100)
Average equity		857,771		773,179
Average funded debt (b)		372,235		209,114
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$**	**1,230,006**	**$**	**982,293**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 10 August 22, 2023

ScanSource, Inc.
Earnings Infographic
Q4 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and Adjusted EBITDA Metrics

($ in thousands)

	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22
Consolidated debt (Q/E)	$ 329,901	$ 311,052	$ 382,796	$ 326,435	$ 271,170
Less:					
Consolidated cash and cash equivalents (Q/E)	(36,178)	(37,374)	(66,445)	(40,472)	(37,987)
Net debt (Q/E)	**$ 293,723**	**$ 273,678**	**$ 316,351**	**$ 285,963**	**$ 233,183**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 17,095	$ 21,221	$ 25,734	$ 24,042	$ 19,947
Plus:					
Interest expense	5,564	5,715	5,060	3,448	1,886
Income taxes	6,367	8,692	10,458	8,241	6,267
Depreciation and amortization	7,255	7,074	7,057	7,228	7,700
EBITDA	36,281	42,702	48,309	42,959	35,800
Adjustments:					
Tax recovery (a)	(128)	—	(2,858)	—	—
Cyberattack restoration costs	1,460	—	—	—	—
Share-based compensation	2,586	2,954	3,364	2,316	2,872
Adjusted EBITDA (non-GAAP)	$ 40,199	$ 45,656	$ 48,815	$ 45,275	$ 38,672
Adjusted EBITDA, TTM (b)	**$ 179,945**	**$ 178,418**	**$ 176,877**	**$ 170,604**	**$ 166,723**
Net Debt / Adjusted EBITDA, TTM (b)	**1.6x**	**1.5x**	**1.8x**	**1.7x**	**1.4x**

(a) Recovery of prior period withholding taxes in Brazil

(b) Adjusted EBITDA for the trailing 12-month period

scansource.com 11 August 22, 2023

ScanSource, Inc.
Earnings Infographic
Q4 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)

	Q4 FY23	Q3 FY23	Q2 FY23	Q1 FY23	Q4 FY22
Accounts Receivable (Q/E)	$ 753,236	$ 684,458	$ 779,562	$ 744,946	$ 729,442
Days sales outstanding in receivables	72	70	69	71	68
Inventory (Q/E)	$ 757,574	$ 752,763	$ 761,936	$ 675,798	$ 614,814
Inventory turns	4.4	4.1	5.0	5.1	5.6
Accounts payable (Q/E)	$ 691,119	$ 656,688	$ 748,662	$ 710,919	$ 714,177
Paid for inventory days*	17.5	22.7	10.9	7.2	(0.8)
Working Capital (Q/E) (AR+INV-AP)	$ 819,691	$ 780,533	$ 792,836	$ 709,825	$ 630,079
Cash conversion cycle	90	93	80	78	67

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 12 August 22, 2023

Operating Income, Net Income & EPS - QTR ($ in thousands) Quarter ended June 30, 2023 Reported GAAP measure Intangible amortization expense Tax recovery, net Cyberattack restoration costs Non-GAAP measure SG&A expenses $74,358 — $128 $(1,460) $73,026 Operating income 27,289 4,185 (128) 1,460 32,806 Net income 17,095 3,126 (2,100) 1,092 19,213 Diluted EPS $0.68 $0.12 $(0.08) $0.04 $0.76 ($ in thousands) Quarter ended March 31, 2023 Reported GAAP measure Intangible amortization expense Tax recovery, net Cyberattack restoration costs Non-GAAP measure SG&A expenses $70,669 — — — $70,669 Operating income 34,279 4,170 — — 38,449 Net income 21,221 3,109 — — 24,330 Diluted EPS $0.83 $0.12 — — $0.96 ScanSource, Inc. Earnings Infographic Q4 FY2023 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 13 August 22, 2023

Operating Income, Net Income & EPS - QTR, continued ($ in thousands) Quarter ended December 31, 2022 Reported GAAP measure Intangible amortization expense Tax recovery, net Cyberattack restoration costs Non-GAAP measure SG&A expenses $69,074 — $2,858 — $71,932 Operating income 39,432 4,150 (2,858) — 40,724 Net income 25,734 3,093 (1,886) — 26,941 Diluted EPS $1.01 $0.12 $(0.07) — $1.06 ($ in thousands) Quarter ended September 30, 2022 Reported GAAP measure Intangible amortization expense Tax recovery, net Cyberattack restoration costs Non-GAAP measure SG&A expenses $71,593 — — — $71,593 Operating income 34,888 4,241 — — 39,129 Net income 24,042 3,161 — — 27,203 Diluted EPS $0.94 $0.12 — — $1.07 ($ in thousands) Quarter ended June 30, 2022 Reported GAAP measure Intangible amortization expense Tax recovery, net Cyberattack restoration costs Non-GAAP measure SG&A expenses $75,905 — — — $75,905 Operating income 27,424 4,440 — — 31,864 Net income 19,947 3,319 — — 23,266 Diluted EPS $0.78 $0.13 — — $0.91 ScanSource, Inc. Earnings Infographic Q4 FY2023 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 14 August 22, 2023

Operating Income, Net Income & EPS - FY ($ in thousands) Year ended June 30, 2023 Reported GAAP measure Intangible amortization expense Acquisition, divestiture and restructuring costs Tax recovery, net Cyberattack restoration costs Non-GAAP measure SG&A expenses $285,695 — — $2,986 $(1,460) $287,221 Operating income 135,886 16,746 — (2,986) 1,460 151,106 Net income 88,092 12,489 — (3,985) 1,092 97,688 Diluted EPS $3.47 $0.49 — $(0.16) $0.04 $3.85 Year ended June 30, 2022 Reported GAAP measure Intangible amortization expense Acquisition, divestiture and restructuring costs(a) Tax recovery, net Cyberattack restoration costs Non-GAAP measure SG&A expenses $275,442 — $(30) — — $275,412 Operating (loss) income 122,167 17,853 30 — — 140,050 Net (loss) income 88,698 13,412 30 — — 102,140 Diluted EPS $3.44 $0.52 — — — $3.97 (a) Divestiture costs totaled less than $0.1 million for the fiscal year ended June 30, 2022 and are generally nondeductible for tax purposes. ScanSource, Inc. Earnings Infographic Q4 FY2023 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 15 August 22, 2023

FY24 Annual Financial Outlook Reconciliation FY 24 Outlook GAAP operating income At least $134 million Intangible amortization $17 million Depreciation expense $12 million Share-based compensation expense $12 million Interest income and income (expense), net $5 million Adjusted EBITDA (non-GAAP) At least $180 million GAAP operating cash flow At least $160 million Less: Capital expenditures $10 million Free cash flow At least $150 million ScanSource, Inc. Earnings Infographic Q4 FY2023 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 16 August 22, 2023